Exhibit 10.22

INDEMNITY AND GUARANTY AGREEMENT
Dated as of , 2024
From
SEAPORT ENTERTAINMENT GROUP INC.
To
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION (SUCCESSOR TO WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION), AS TRUSTEE

INDEMNITY AND GUARANTY AGREEMENT
THIS INDEMNITY AND GUARANTY AGREEMENT (this “Agreement”), made as of , 2024, by Seaport Entertainment Group Inc., a Delaware corporation (the “Indemnitor”), in favor of Computershare Trust Company, National Association (successor to Wells Fargo Trust Company, National Association), as Trustee (the “Purchaser”).
W I T N E S S E T H:
WHEREAS, pursuant to a Note Purchase Agreement dated July 20, 2018 between Clark County Las Vegas Stadium, LLC, a Delaware limited liability company (the “Company”), and the Purchaser, as amended by that certain Omnibus Amendment (the “Omnibus Amendment”) dated , 2024 (as amended by the Omnibus Amendment, the “Note Purchase Agreement”), the Company heretofore offered and sold to the Purchaser, and said Purchaser purchased from the Company, the Company’s 4.92% Senior Secured Note, due on the Maturity Date (as defined therein), in an original principal amount of $51,231,000.00 (the “Note”); and
WHEREAS, the Note is secured by, among other things, a Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing Statement, from the Company to the Purchaser (as amended by the Omnibus Amendment, the “Deed of Trust”) and other documents dated July 20, 2018 between the Company and the Purchaser encumbering the Company’s fee ownership interest in that certain real property described on Exhibit A attached thereto and incorporated herein by this reference (the “Premises”), together with the Company’s interest in the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements, improvement and appurtenances now standing or at any time constructed or placed upon the Premises (hereinafter, the “Improvements,” collectively with the Premises, the “Property”) and by other documents and instruments; and
WHEREAS, as a condition to purchasing the Note from the Company, the Purchaser required that The Howard Hughes Corporation (the “Original Indemnitor”), indemnify the Purchaser from and against, and guarantee payment to the Purchaser of, the Recourse Obligations set forth herein under the terms of the Note and the Deed of Trust; and
WHEREAS, as contemplated by certain contribution and related documents dated on or about , 2024 (as amended, the “Purchase Agreement”) between the Original Indemnitor, as transferor, and the Indemnitor, as transferee, the Original Indemnitor desires to assign, transfer and convey, directly or indirectly, one hundred percent (100%) of the equity interest in the Company to the Indemnitor (the “Equity Transfer”).
WHEREAS, upon effectuation of the Equity Transfer, the Indemnitor will be the owner and holder of 100% of the direct or indirect equity interest in the Company and as consideration for Purchaser’s consent to the Equity Transfer, Indemnitor is willing, in the place and stead of the Original Indemnitor, to indemnify the Purchaser from and against and guaranty payment to the Purchaser of the Recourse Obligations set forth herein; and
WHEREAS, capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to such terms in the Deed of Trust.

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
NOW, THEREFORE, to induce the Purchaser to consent to the Equity Transfer and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Indemnitor hereby covenants and agrees for the benefit of the Purchaser, as follows:
SECTION 1.    INDEMNITY AND GUARANTY.
(a)    Indemnitor hereby guarantees payment to the Purchaser of, hereby agrees to pay, protect, defend and save the Purchaser harmless from and against, and hereby indemnifies the Purchaser from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, “Costs”) which may at any time be imposed upon, incurred by or awarded against the Purchaser as a result of the occurrence of any one or more of the following (collectively, the “Recourse Obligations”):
(i)    any failure of the Company to satisfy its obligations under the Hazardous Material Indemnity Agreement;
(ii)    misapplication of security deposits received or held by the Company or any of its Affiliates;
(iii)    misapplication of Sponsorship Fees or other payments received or held by or for the Company or any of its Affiliates;
(iv)    payments of Sponsorship Fees prepaid more than one period in advance and received by the Company or any of its Affiliates;
(v)    condemnation awards and insurance proceeds received by the Company or any of its Affiliates and not applied as required by the Deed of Trust;
(vi)    failure by the Company to pay the amounts required to be paid under Section 6.11 of the Deed of Trust;
(vii)    intentional, physical waste of the Property by the Company;
(viii)    the occurrence of a voluntary bankruptcy, insolvency or similar debt relief proceedings initiated by the Company;
(ix)    the Company’s or any of the Company’s Affiliate’s own acts of gross negligence, fraud or intentional misrepresentation, criminal or unlawful act, willful misconduct or bad faith;
(x)    the failure of the Company to comply with the Company’s obligations under Sections 2.22, 2.23 (other than relating to the maintenance of adequate capital) or Section 2.3(g) or (h) of the Deed of Trust;
(xi)    any amendment or modification or supplement, cancellation, termination or surrender of the Naming Rights Agreement, or any waiver of any default by the LVCVA

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
or thereunder, by the Company without the prior written consent of the Purchaser in each instance;
(xii)    any amendment of the special purpose provisions of the Company’s Organizational Documents;
(xiii)    the failure by the Company to fulfill any obligation (monetary or otherwise), if any, imposed upon the Company under the Naming Rights Agreement;
(xiv)    During such time as the Company or any Affiliate of the Company controls the Premises, the failure by the Company to fulfill any obligation (monetary or otherwise), if any, imposed upon the Company pursuant to the terms of any easement agreement, declaration of covenants or any similar document recorded in the real estate records and encumbering the Property, including, without limitation, the Declaration of Development Covenants and Restrictions dated as a of June 18, 2024 between Howard Hughes Properties, Inc., a Nevada corporation (“HHPI”), and the Company, the Las Vegas Ballpark Parking License Agreement dated as of June 20, 2024 by and between HHPI and the Company and the Las Vegas Ballpark Access and Use License Agreement dated as of June 20, 2024 by and between HHPI and the Company;
(xv)    failure by the Company to discharge mechanic’s liens and other monetary encumbrances and judgment liens (including without limitation government forfeiture claims) against the Property in violation of the Deed of Trust and caused by the Company or any of its Affiliates and not caused by the Purchaser or the LVCVA;
(xvi)    During such time as the Company or any Affiliate of the Company controls the Premises, the failure of the Company to comply with the insurance provisions set forth in the Naming Rights Agreement;
(xvii)    During such time as the Company or any Affiliate of the Company controls the Premises, the failure of the Company to comply with the maintenance obligations in accordance with the Naming Rights Agreement;
(xviii)    in the event the Company or the Indemnitor raises any defense, counterclaim and/or allegation in any action by the Purchaser exercising its rights or remedies which is found by a court in a final, non-applicable judgment to have been raised by the Company or the Indemnitor, as the case may be, in bad faith; or
(xix)    failure of the Company to enter into written agreements (in form and content reasonably acceptable to Purchaser) for vehicular parking sufficient to operate the Improvements as a baseball stadium in accordance with all applicable laws, codes, ordinances and the Naming Rights Agreement.
For the avoidance of doubt, the terms “Costs” does not include interest or principal on the Note; provided, however, that this sentence does not affect the obligations of the Company in the next paragraph.

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
Notwithstanding anything to the contrary in the Operative Agreements, the Purchaser shall not be deemed to have waived any right which the Purchaser may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Indebtedness Hereby Secured or to require that all collateral shall continue to secure all of the obligations owing to the Purchaser, and the full amount of the Indebtedness Hereby Secured shall be fully recourse to the Indemnitor (i) upon the occurrence of a voluntary bankruptcy, insolvency or similar debt relief proceeding initiated by the Company or the Indemnitor or an involuntary bankruptcy, insolvency proceeding or similar debt relief of the Company or the Indemnitor involving the collusion of the Company or the Indemnitor or any of their Affiliates, (ii) upon a transfer of the Property or any equity interest in the Company in violation of Section 2.3 (g) or (h) of the Deed of Trust, (iii) in the event the Company or the Indemnitor raises any defense, counterclaim and/or allegation in any action by the Purchaser exercising its rights or remedies which is found by a court to have been raised by the Company or the Indemnitor, as the case may be, in bad faith, (iv) in the event of any amendment, modification, substitution, extension, replacement, supplement, alteration or termination of, the Naming Rights Agreement by the Company without the Purchaser’s prior written consent, (v) if the Company transfers, assigns, pledges, charges or grants a security interest or participation interest in or suffers any such to exist or otherwise hypothecates any of the Company’s estate, right, title or interest in and to the Naming Rights Agreement without the Purchaser’s prior written consent other than to or for the benefit of the Purchaser, or (vi) if the Indebtedness Hereby Secured is accelerated as a result of a default under Section 5.1(m) of the Deed of Trust.
(b)    This is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Company or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Note. Indemnitor waives any right to require that an action be brought against the Company or any other person or to require that resort be had to any collateral for the Note or to any balance of any deposit account or credit on the books of the Purchaser in favor of the Company or any other person. In the event, on account of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, the Company shall be relieved of the Recourse Obligations, Indemnitor shall nevertheless be fully liable therefor. Upon the occurrence of an Event of Default, the Purchaser shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Note) thereunder or hereunder, in any order, and all rights, powers and remedies available to the Purchaser in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to the Purchaser, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against the Company may be destroyed or diminished by the exercise of any such remedy.
(c)    Indemnitor shall maintain at all times prior to satisfaction in full of all outstanding debt due under the Note, a Tangible Net Worth (as defined in the Deed of Trust) of not less than

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
an amount equal to the then outstanding principal amount of the Note and Liquid Assets (as defined in the Deed of Trust) in an amount less than 20% of the required Tangible Net Worth.
SECTION 2.    INDEMNIFICATION PROCEDURES.
(a)    If any action shall be brought against the Purchaser based upon any of the Recourse Obligations, the Purchaser shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel by Indemnitor which is reasonably acceptable to the Purchaser and the negotiation of any settlement; provided, however, that any failure of the Purchaser to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder. The Purchaser shall have the right, at the Purchaser’s expense, to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend the Purchaser against any claim, loss or liability for which the Purchaser is indemnified hereunder, the Purchaser may, at its sole option and election, defend or settle such claim, loss or liability, at Indemnitor’s expense. The liability of Indemnitor to the Purchaser hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by the Purchaser in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. The Purchaser’s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for the Purchaser.
(b)    Indemnitor shall not, without the prior written consent of the Purchaser: (i) settle or compromise any action, suit, proceeding or claim involving the Purchaser or consent to the entry of any judgment involving the Purchaser that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Purchaser of a full, complete and unconditional written release of the Purchaser (in form satisfactory to the Purchaser in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect the Purchaser or obligate the Purchaser to pay any sum or perform any obligation.
(c)    All Costs shall be immediately reimbursable to the Purchaser when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to the Purchaser any and all Costs within thirty (30) days after written notice from the Purchaser itemizing and providing documentation to support the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said thirty-day period, shall bear interest at the Default Rate (as defined in the Note) if, and to the extent and from the date that, the Purchaser has paid or has caused the payment of such Costs.
SECTION 3.    REINSTATEMENT OF OBLIGATIONS.

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
If at any time all or any part of any payment made by Indemnitor or received by the Purchaser from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or the Company), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by the Purchaser, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.
SECTION 4.    WAIVERS BY INDEMNITOR.
To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:
(a)    Any right to require the Purchaser to proceed against the Company or any other person or to proceed against or exhaust any security held by the Purchaser at any time or to pursue any other remedy in the Purchaser’s power or under any other agreement before proceeding against Indemnitor hereunder;
(b)    The defense of the statute of limitations in any action hereunder;
(c)    Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of the Purchaser to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;
(d)    Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices (other than as may be expressly herein required) of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Company, the Purchaser, any endorser or creditor of the Company or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by the Purchaser;
(e)    Any defense based upon an election of remedies by the Purchaser;
(f)    Any right or claim of right to cause a marshalling of the assets of Indemnitor;
(g)    Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;
(h)    Any duty on the part of the Purchaser to disclose to Indemnitor any facts the Purchaser may now or hereafter know about the Company or the Property, regardless of whether the Purchaser has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or have reason to believe that such facts are unknown to Indemnitor or have a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
financial condition of the Company, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;
(i)    Any lack of notice of disposition or of manner of disposition of any collateral for the Note;
(j)    Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Operative Agreements;
(k)    Any lack of commercial reasonableness in dealing with the collateral for the Note;
(l)    Any deficiencies in the collateral for the Note or any deficiency in the ability of the Purchaser to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;
(m)    An assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of the Company) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Purchaser to enforce any of its rights, whether now or hereafter required, which the Purchaser may have against Indemnitor or the collateral for the Note;
(n)    Any modifications of the Operative Agreements or any obligation of the Company relating to the Note by operation of law or by action of any court, whether pursuant to the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and
(o)    Any action, occurrence, event or matter consented to by Indemnitors under Section 5(g) hereof, under any other provision hereof, or otherwise.
SECTION 5.    GENERAL PROVISIONS.
(a)    Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability.
(b)    Unsecured Obligations. Indemnitor hereby acknowledges that the Purchaser’s appraisal of the Property is such that the Purchaser is not willing to accept the consequences of the inclusion of Indemnitor’s indemnity set forth herein among the obligations secured by the Deed of Trust and the other Operative Agreements and that the Purchaser would not consent to the Equity Transfer but for the unsecured personal liability undertaken by Indemnitor herein.
(c)    Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by the Purchaser under the Deed of Trust or any of the other Operative Agreements, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Note is paid or satisfied in full; provided, however, that the Purchaser shall not be entitled to recover against Indemnitor under this Agreement for an amount in excess of the amount of the Costs.

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
(d)    No Subrogation; No Recourse Against the Purchaser. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of the Company or to any collateral for the Note unless and until Indemnitor fully satisfies the payment of the Note, all other amounts due under the Operative Agreements, and the Costs. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation to the Purchaser against the Company (except as expressly provided above), and Indemnitor hereby waives any rights to enforce any remedy which the Purchaser may have against the Company and any right to participate in any collateral for the Note. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of the Company now or hereafter owed to Indemnitor to all indebtedness of the Company to the Purchaser, and agrees with the Purchaser that Indemnitor shall not demand or accept any payment of principal or interest from the Company, shall not claim any offset or other reduction of Indemnitor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Note. Further, Indemnitor shall not have any right of recourse against the Purchaser by reason of any action the Purchaser may take or omit to take under the provisions of this Agreement or under the provisions of any of the Operative Agreements.
(e)    Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which the Purchaser may have against the Company, Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
(f)    Rights Cumulative; Payments. The Purchaser’s rights under this Agreement shall be in addition to all rights of the Purchaser under the Note, the Note Purchase Agreement and the other Operative Agreements. FURTHER, PAYMENTS MADE BY INDEMNITOR UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT THE COMPANY’S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE NOTE PURCHASE AGREEMENT AND THE OTHER OPERATIVE AGREEMENTS, except to the extent payment of such expense is also required under the Deed of Trust.
(g)    No Limitation on Liability. Indemnitor hereby consents and agrees that the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration, as the case may be: (i) any extensions of time for performance required by any of the Operative Agreements or extension or renewal of the Note; (ii) except as provided in Section 2.3(g) of the Deed of Trust, any sale, assignment or foreclosure of the Note, the Deed of Trust or any of the other Operative Agreements or any sale or transfer of the Property; (iii) except as provided in Section 2.3(h) of the Deed of Trust, any change in the composition of the Company, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of the Company; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by the Company in any of the Operative Agreements; (v) the release of the Company or of any other person or entity from performance or observance of any of the

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
agreements, covenants, terms or conditions contained in any of the Operative Agreements by operation of law, the Purchaser’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Note; (vii) the Purchaser’s failure to record the Deed of Trust or to file any financing statement (or the Purchaser’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Note; (viii) the modification of the terms of any one or more of the Operative Agreements; or (ix) the taking or the failure to take any action of any type whatsoever. No such action which the Purchaser shall take or fail to take in connection with the Operative Agreements or any collateral for the Note, nor any course or dealing with the Company or any other person, shall limit, impair or release Indemnitor’s obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against the Purchaser. Nothing contained in this Section shall be construed to require the Purchaser to take or refrain from taking any action referred to herein. Notwithstanding the foregoing, (a) Indemnitor shall be deemed released from its obligations hereunder if the Property is transferred in accordance with the Deed of Trust and as a result thereof the named company under the Operative Agreements is released, and/or (b) Indemnitor shall be deemed released from its obligations hereunder if the composition of the Company is changed in compliance with the terms of the Deed of Trust such that Indemnitor hereunder no longer retains an interest in the Company; provided that notwithstanding anything herein to the contrary, Indemnitor shall not be released from its obligations hereunder unless and until the Company and satisfactory Successor Indemnitors (as defined in the Deed of Trust) shall have delivered to the Purchaser a Hazardous Material Indemnity Agreement and an Indemnity and Guaranty Agreement in form and substance acceptable to the Purchaser in accordance with the requirements of Sections 2.3(g)(v) or 2.3(h)(ii), as applicable, of the Deed of Trust.
(h)    Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.
(i)    Governing Law; Binding Effect; Waiver of Acceptance. This Agreement shall be governed by and construed in accordance with the laws of the state in which the Property is located. This Agreement shall bind Indemnitor and the heirs, personal representatives, successors and assigns of Indemnitor and shall inure to the benefit of the Purchaser and the officers, directors, shareholders, agents and employees of the Purchaser and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of its rights or obligations under this Agreement without the prior written consent of the Purchaser, which consent may be withheld by the Purchaser in its sole discretion. Indemnitor hereby waives any acceptance of this Agreement by the Purchaser, and this Agreement shall immediately be binding upon Indemnitor.
(j)    Notices. All communications provided for herein shall be in writing and shall be deemed to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when received (or refused) if delivered personally, deposited in the United States

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
mail, registered or certified, postage prepaid, or sent by prepaid overnight air courier, addressed as follows:

If to Indemnitor:	Seaport Entertainment Group Inc. 199 Water Street, 28th Floor New York, NY 10038 Attn: Anton Nikodemus

If to the Purchaser:
Computershare Trust Company, National Association, as Trustee c/o Computershare Trust Company, N.A. Columbia Mailroom Team 9062 Old Annapolis Road Columbia, MD 21045 Attn: Corporate Trust Lease Group
(k)    No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.
(l)    Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.
(m)    Attorneys’ Fees. In the event it is necessary for the Purchaser to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitor agrees to pay to the Purchaser any and all costs and expenses, including, without limitation, reasonable attorneys’ fees, actually incurred by the Purchaser as a result thereof and such costs, fees and expenses shall be included in Costs.
(n)    Successive Actions. A separate right of action hereunder shall arise each time the Purchaser acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.
(o)    Joint and Several Liability. If there is more than one Indemnitor under this Agreement, notwithstanding anything to the contrary contained herein, the representations,

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
warranties, covenants and agreements made by each Indemnitor herein, and the liability of each Indemnitor hereunder, is joint and several.
(p)    Reliance. The Purchaser would not consent to the Equity Transfer without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Equity Transfer shall be effectuated and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.
(q)    Counterparts. If there is more than one Indemnitor under this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.
(r)    SUBMISSION TO JURISDICTION. (A) INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (1) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (2) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY AND STATE IN WHICH THE PROPERTY IS LOCATED, (3) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (4) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PURCHASER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). INDEMNITOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO INDEMNITOR AT THE ADDRESS SET FORTH HEREIN, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
(s)    Waiver by Indemnitor. Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against the Company, Indemnitor shall not seek or cause the Company or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
of the Purchaser to enforce any rights of the Purchaser against Indemnitor or the collateral for the Note by virtue of this Agreement or otherwise.
(t)    Assignments by the Purchaser. The Purchaser may at its sole cost and expense, without notice to, or consent of, Indemnitor, sell, assign or transfer to or participate with any entity or entities all or any part of the indebtedness evidenced by the Note and secured hereby, and each such entity or entities shall have the right to enforce the provisions of this Agreement and any of the other Operative Agreements as fully as the Purchaser, provided that the Purchaser shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Operative Agreements as to so much of the Note that the Purchaser has not sold, assigned or transferred.
(u)    In particular, Indemnitor acknowledges and agrees that the Purchaser and its successors and assigns, in accordance with Section 6.12 of the Deed of Trust, may (i) sell, transfer or assign the Note, this Agreement and each of the other Operative Agreements to one or more investors as a whole loan in a rated or unrated public offering or private placement, (ii) participate the Note, in whole or in part, to one or more investors in a rated or unrated public offering or private placement, (iii) deposit this Agreement and each of the other Operative Agreements with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets in a rated or unrated public offering or private placement, or (iv) otherwise sell the Note or any interest therein to investors in a rated or unrated public offering or private placement (the transactions referred to in clauses (i) through (iv) are hereinafter each referred to as a “Secondary Market Transaction”). Indemnitor shall, at the Purchaser’s expense, and at no cost or additional liability of Indemnitor, cooperate in good faith with such Purchaser in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements reasonably imposed by the participants involved in any Secondary Market Transaction (including without limitation a Rating Agency and/or an institutional purchaser, participant or investor) including, without limitation, all structural or other changes to the Note, modifications to any documents evidencing or securing the Note, delivery of opinions of counsel acceptable to the Rating Agency such other purchasers, participants or investors and addressing such matters as the Rating Agency or such other purchasers, participants or investors may require; provided, however, that Indemnitor shall not be required to modify any documents evidencing or securing the Note which would modify (A) the interest rate payable under the Note, (B) the stated maturity of the Note, (C) the amortization of principal of the Note, or (D) any other material term or covenant of the Note or other documents evidencing or securing the Note. Indemnitor shall provide such information and documents relating to Indemnitor, the Property, the Naming Rights Agreement and the LVCVA as the Purchaser or the Rating Agency or such other purchasers, participants or investors may reasonably request in connection with a Secondary Market Transaction. The Purchaser shall have the right to provide to the Rating Agency or the prospective purchasers, participants or investors any information in its possession, including, without limitation, financial statements relating to Indemnitor, the Property and the LVCVA. Indemnitor acknowledges that certain information regarding the Note and the parties thereto and the Property may be included in a private placement memorandum, prospectus or other disclosure documents. As used herein, “Rating Agency” shall mean any nationally recognized statistical agency selected by the Purchaser including, without limitation, Fitch Investors Services, Inc., Moody’s Investors Services, Inc., and/or Standard & Poor’s Corporation, collectively, and any successor to any of them; provided, however, that at any time during which the Note is an asset of a securitization or is otherwise an

CLARK COUNTY LAS VEGAS STADIUM, LLC	Indemnity and Guaranty Agreement
asset of any rated transaction, “Rating Agency” shall mean the rating agency or rating agencies that from time to time rate the securities, certificates or other instruments issued in connection with such securitization or other transaction. In the event of a Secondary Market Transaction, the Company shall be notified of such transaction and the assignee of the Operative Agreements, and thereafter, Indemnitor is entitled to rely on the written actions and directions of such assignee.
(v)    Concerning the Purchaser. It is expressly understood and agreed by the parties hereto and the holders of the certificates issued under the Pass-Through Trust Agreement and Declaration of Trust dated July 20, 2018 (the “Declaration”) that (a) this Agreement is executed and delivered in favor of the Purchaser not in its individual or personal capacity but solely in its capacity as trustee under the Declaration, in the exercise of the powers and authority conferred and vested in it as trustee under the Declaration, subject to the rights, protections, indemnities and limitations from liability afforded to the trustee thereunder; (b) in no event shall Computershare Trust Company, National Association, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the trust created pursuant to the Declaration (the “Trust”) (or on behalf of the Trust) hereunder, as to all of which recourse shall be had solely to the Granted Property; (c) nothing contained herein shall be construed as creating any liability on Computershare Trust Company, National Association, individually or personally, to perform any expressed or implied covenant, duty or obligation of any kind whatsoever contained herein; and (d) under no circumstances shall Computershare Trust Company, National Association, be personally liable for the payment of any fees, costs, indebtedness or expenses of any kind whatsoever or be personally liable for the breach or failure of any obligation, representation, agreement, warranty or covenant whatsoever made or undertaken by the Purchaser or the Trust hereunder, except to the extent of Purchaser’s willful misconduct, bad faith or gross negligence.

(w)    Waiver of Jury Trail. INDEMNITOR AND THE PURCHASER EACH, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF THE PURCHASER OR INDEMNITOR, OR ANY OF ITS DIRECTORS, OFFICERS, PARTNERS, MEMBERS, MANAGERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH THE PURCHASER OR INDEMNITOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
Indemnitor’s Initials: ________
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IN WITNESS WHEREOF, Indemnitor has executed this Indemnity and Guaranty Agreement as of the day and year first above written.

INDEMNITOR:

SEAPORT ENTERTAINMENT GROUP INC.,
a Delaware corporation

By
Name:
Title: